UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 14, 2018

Dominion Energy Gas Holdings, LLC

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-37591	46-3639580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 14, 2018, Dominion Energy Gas Holdings, LLC (the Company) entered into an underwriting agreement (the Underwriting Agreement) with Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and U.S. Bancorp Investments, Inc., as Representatives for the underwriters named in the Underwriting Agreement, for the sale of $500,000,000 aggregate principal amount of the Company’s 2018 Series A Floating Rate Senior Notes due 2021. Such Senior Notes, which are designated the 2018 Series A Floating Rate Senior Notes due 2021, are Senior Debt Securities that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement became effective on June 30, 2017 (File No. 333-219086). A copy of the Underwriting Agreement, including exhibits thereto, is filed as Exhibit 1.1 to this Form 8-K.

The Eleventh Supplemental Indenture to the Company’s October 1, 2013 Indenture, pursuant to which the Senior Notes will be issued, is filed as Exhibit 4.2 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibits

1.1	Underwriting Agreement, dated June 14, 2018, among the Company and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and U.S. Bancorp Investments, Inc., as Representatives for the underwriters named in the Underwriting Agreement.*

4.1	Indenture dated as of October 1, 2013 by and between the Company and Deutsche Bank Trust Company Americas, as Trustee (Exhibit 4.1, Form S-4 filed April 4, 2014, File No. 333-195066, incorporated by reference).

4.2	Eleventh Supplemental Indenture to the Indenture, dated June 1, 2018, pursuant to which the 2018 Series A Floating Rate Senior Notes due 2021 will be issued. The form of the 2018 Series A Floating Rate Senior Notes due 2021 is included as Exhibit A to the Eleventh Supplemental Indenture.*

5.1	Opinion of McGuireWoods LLP.*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY GAS HOLDINGS, LLC Registrant
/s/ James R. Chapman
Name:	James R. Chapman
Title:	Senior Vice President – Mergers & Acquisitions and Treasurer

Date: June 19, 2018